Pilgrim’s Pride Corporation

Fiscal 2007 1st Quarter Results

January 30, 2007

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the Gold Kist acquisition, changes in pricing, demand and market conditions for chicken products and profitability, expected financial position, cash flows and future debt levels and improved competitive positioning, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward- looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; inability to effectively integrate Gold Kist's business or realize the associated cost savings and operating synergies currently anticipated; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations, to exclude recoveries resulting from our vitamin and methionine and other litigation and recall-related insurance and to exclude accounting adjustments relating to our benefit plans. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income plus interest, income taxes, depreciation and amortization (excluding amortization of capitalized financing costs). Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Positive Supply and Demand Dynamics …

Weekly Broiler Slaughtered
(year-over-year growth)



15.0%
10.0%
5.0%
-
(5.0%)
(10.0%)
(15.0%)
1/7/06
2/22/06
4/9/06
5/25/06
7/10/06
8/25/06
10/10/06
11/25/06
1/10/07

Source: USDA.

Pullets Placed
(3-month rolling average y-o-y growth)



(0.6%)
(0.6%)
(0.6%)
(0.4%)
Sept-06
Oct-06
Nov-06
Dec-06

Source: USDA.

Cold Storage Inventories



Pounds (millions)
1000
900
800
700
600
500
400
J
F
M
A
M
J
J
A
S
O
N
D
2005
2006

Source: USDA.

Egg Sets



Eggs (millions)
220
215
210
205
200
195
190

Source: National Agricultural Statistics Service, USDA - Broiler hatchery weekly publication as of 1/24/07.

U.S. Industry Outlook

- **Recent Pricing Trends**

	Quarter Ended[1]		Spot Price	% Change from Quarter Ended[1,2]	
	9/30/2006	12/30/2006	1/26/2007	9/30/2006	12/30/2006
GA Dock	$0.70	$0.69	$0.72	+2.9%	+4.3%
Leg Quarters	$0.36	$0.30	$0.35	-2.8%	+16.7%
Breast Meat	$1.39	$1.14	$1.41	1.4%	+23.7%

Source: Urner Barry.

(1) Reflects average price for the quarters ended 9/30/06 and 12/30/06.

(2) Reflects price changes for the periods from quarters ended 9/30/06 and 12/30/06 thru the spot price on 1/26/07.



Historical Corn Prices

- Lighter than expected 2006 U.S. corn harvest and weak US/AU wheat harvest
- Multiple chicken processors responded to higher corn costs by reducing production

Average Prices	
	Corn
1-Year Avg	$2.49
5-Year Avg	$2.36
10-Year Avg	$2.31



($/ton)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$2.71
$2.15
$3.74
$2.32
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 CQ1*
2000
2001
2002
2003
2004
2005
2006
2007
Corn Spot
7-Year Rolling Average

Source: Bloomberg

*CQ1 reflects data thru January 26, 2007.


PILGRIM'S
PRIDE

Results from Operations

($ in millions, except per share figures)

	1st Quarter		
	FY2007	FY2006	%Change
EPS	**$ (0.13)**	**$ 0.39**	**-133.3%**
Net Sales	$ 1,337.1	$ 1,343.8	-0.5%
Net (Loss) Income	$ (8.7)	$ 25.7	-133.9%
EBITDA	$ 30.1	$ 74.9	-59.8%
EBITDA Reconciliation			
Net (Loss) Income	$ (8.7)	$ 25.7	
Add:			
Income Tax (Benefit) Expense	(5.8)	11.0	
Interest expense, net	12.6	8.5	
Depreciation and amortization	32.7	30.3	
Minus:			
Amortization of capitalized financing costs	0.7	0.6	
EBITDA - as reported	$ 30.1	$ 74.9	-59.8%
EBITDA Margin - as reported	2.25%	5.57%	

Sales by Segment

($ in millions)	1st Quarter		
	FY2007	FY2006	% Change
Chicken:			
United States	$ 1,031.0	$ 1,034.2	-0.3%
Mexico	122.9	92.4	33.0%
Total Chicken Sales	$ 1,153.9	$ 1,126.6	2.4%
Total Turkey Sales	$ 51.9	$ 61.9	-16.2%
Sale of Other Products:			
United States	$ 128.9	$ 153.5	-16.0%
Mexico	2.4	1.8	35.4%
Total Sale of Other Products	$ 131.3	$ 155.3	-15.4%
Total Net Sales	$ 1,337.1	$ 1,343.8	-0.5%

Summary Operating Results

($ in millions)	1st Quarter FY2007		1st Quarter FY2006	
Operating (Loss) Income:				
Chicken:				
United States	$	(11.4)	$	53.9
Mexico		1.3		(7.1)
Total Chicken	$	(10.1)	$	46.8
Total Turkey		2.5		(5.6)
Other Products:				
United States	$	4.1	$	4.5
Mexico		0.6		0.5
Total Other Products	$	4.7	$	5.0
GAAP Operating (Loss) Income	**$**	**(2.9)**	**$**	**46.2**
Operating Margin		-0.22%		3.44%

Long–Term Debt

($ in thousands)	Fiscal Quarter Ending December 30, 2006				Proforma Fiscal Quarter Ending December 30, 2006(1)			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 299,496	--	$ 299,496	2011	$ 299,496	--	$ 299,496
Senior unsecured notes, interest at 9 1/4%	2013	82,640	--	82,640	2013	6,985	--	6,985
Senior subordinated unsecured notes, interest at interest at 7 5/8%	2015	--	--	--	2015	400,000	--	400,000
Senior subordinated notes, interest at 8 3/8%	2017	--	--	--	2017	250,000	--	250,000
Revolving term/credit facility at LIBOR plus 1.00%	2011	--	845,000	845,000	2011	675,000	170,000	845,000
Term Loan with bank at 6.84% at LIBOR plus 1.00%	2016	100,000	330,000	430,000	2016	100,000	330,000	430,000
Mexico revolving credit facility	2011	75,526	--	75,526	2011	75,526	--	75,526
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	--	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	--	4,700
Senior unsecured notes, interest at 10 1/4%	2014	128,555	--	128,555	2014	--	--	--
Subordinated capital certificates of interest, at weighted average 8.04% interest	VAR	13,482	--	13,482	VAR	13,482	--	13,482
Other notes payable	VAR	3,952	--	3,952	VAR	3,952	--	3,952
		717,851	$ 1,175,000	$ 1,892,851		1,838,641	$ 500,000	$ 2,338,641
Less current maturities		4,746				3,295		
Total Long-term debt		$ 713,105				$ 1,835,346		

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the refinancing of certain of the Company's notes payable in December 2006, the completion of January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offering to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 ¼% Senior Subordinated Notes due November 15, 2013, as if they had occurred on September 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.


PILGRIM'S
PRIDE

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending December 30, 2006				Proforma Fiscal Quarter Ending December 30, 2006 (1)			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009	$	$ 61,600	$ 150,000	2009	$ -	$ 61,600	$ 150,000
Total Debt		$ 717,851	$ 1,236,600	$ 2,042,851		$ 1,838,641	$ 561,600	$ 2,488,641
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 717,851	$ 1,361,600	$ 2,167,851		$ 1,838,641	$ 686,600	$ 2,613,641

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the refinancing of certain of the Company's notes payable in December 2006, the completion of January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offering to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 ¼% Senior Subordinated Notes due November 15, 2013, as if they had occurred on September 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.

Summary Credit Ratios & Other Information

	FY2006	LTM 12/30/06	1Q FY06	1Q FY07
EBITDA / Interest Expense (*)	3.37x	2.06x	8.86x	2.39x
Adj. EBITDA / Interest Exp. (**)	3.53x	2.20x	8.86x	2.39x
Total Debt / EBITDA (*)	4.13x	7.80x	-	-
Net Debt / EBITDA (*)	2.99x	6.21x	-	-
Total Debt / Total Capital	33.6%	39.3%	30.5%	39.3%
Net Debt / Total Capital	26.8%	34.0%	24.7%	34.0%
Net Worth (millions)	$1,117.3	$1,110.3	$1,181.1	$1,110.3
Book Value/Common Share	$16.79	$16.68	$17.75	$16.68

(*) See Appendix A for reconciliation of EBITDA used in this calculation.

(**) See Appendix A for reconciliation of Adjusted EBITDA used in this calculation.

Capital Expenditures



Million $
160
140
120
100
80
60
40
20
0
Maintenance/Other
Efficiency/Expansion
$43.9
$16.9
$27.0
$39.4
$17.1
$22.3
$143.9
$64.1
$79.8
$139.4
$64.4
$75.0
1Q FY06
1Q FY07
FY 06
LTM 12/30/06

- *The Company projects FY2007 capital expenditures of approximately $150 - $175 million.

Appendix

Appendix A - Reconciliation
Summary Credit Ratios & Other Information

EBITDA Reconciliations

	FY2006	LTM Ending 12/31/05	LTM Ending 12/30/06
Net Income	$ (34,232)	$ 243,086	$ (68,646)
Add:			
Income Tax Expense	(2,085)	117,167	(18,811)
Interest expense, net	40,553	40,156	44,710
Depreciation and amortization	135,133	135,227	137,482
Minus:			
Amortization of capitalized financing costs	2,606	2,332	2,730
EBITDA	$ 136,763	$ 533,304	$ 92,005
Adjustments:			
Turkey Restructuring	-	(5,277)	-
Vitamin, Methionine and other Litigation Settlements	-	(11,680)	-
Accounting adjustments related to benefit plans	6,405	-	6,405
Adjusted EBITDA	$ 143,168	$ 516,347	$ 98,410

Debt net of Cash Reconciliation

	FY2006	Q1 FY06	Q1 FY07
Total Debt	$ 565,198	$ 517,174	$ 717,851
Less Cash	156,404	130,276	146,544
Net Debt	$ 408,794	$ 386,898	$ 571,307

*For Fiscal Year Reconciliations see Appendices B & C


PILGRIM'S
PRIDE

Appendix B - Reconciliation
Adjusted LTM EBITDA

	2Q2005 Actual	3Q2005 Actual	4Q2005 Actual	1Q2006 Actual	LTM Ending 12/31/05
Net Income	$ 56,389	$ 85,352	$ 74,728	$ 25,678	$ 242,147
Add:					
Income Tax Expense (benefit)	34,204	38,324	34,616	10,962	118,106
Interest expense, net	9,318	12,322	10,068	8,448	40,156
Depreciation and amortization	33,777	30,421	40,681	30,348	135,227
Minus:					
Amortization of capitalized financing costs	580	590	581	581	2,332
EBITDA	$133,108	$165,829	$159,512	$74,855	$533,304
Adjustments:					
Turkey Restructuring	(4,440)	(837)	-	-	(5,277)
Vitamin, Methionine and other Litigation Settlements	(11,680)	-	-	-	(11,680)
Adjusted EBITDA	$116,988	$164,992	$159,512	$74,855	$516,347

Appendix C - Reconciliation Adjusted LTM EBITDA

	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	LTM Ending 12/30/06
Net Income (Loss)	$ (31,954)	$ (20,473)	$ (7,483)	$ (8,736)	$ (68,646)
Add:					
Income Tax Expense (benefit)	(15,147)	(17,501)	19,601	(5,764)	(18,811)
Interest expense, net	10,057	11,468	10,579	12,605	44,709
Depreciation and amortization	34,744	34,960	35,082	32,697	137,483
Minus:					
Amortization of capitalized financing costs	976	477	572	705	2,730
EBITDA	($3,276)	$7,977	$57,207	$30,097	$92,005
Adjustments:					
Accounting Adjustments related to benefit plans	-	-	6,405	-	6,405
Adjusted EBITDA	($3,276)	$7,977	$63,612	$30,097	$98,410